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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2005

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


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
           TEXAS                           0-20750                       74-2175590
(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
       incorporation)                                                       No.)
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                         2550 NORTH LOOP WEST, SUITE 600
                              Houston, Texas 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On April 26, 2005, Sterling Bancshares, Inc. announced that its Board of Directors had declared a quarterly cash dividend of $0.06 per share and approved a stock repurchase program authorizing the Company to repurchase up to 2,500,000 shares of the Company's common stock, not to exceed 500,000 shares in any calendar year. The program, which is effective immediately, authorizes the Company to repurchase such shares either through open market or private transactions. A copy of the April 26, 2005 press release is attached hereto as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

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

EXHIBIT NUMBER                  DESCRIPTION OF EXHIBIT
--------------    -------------------------------------------------------
    99.1          Press Release dated April 26, 2005.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 26, 2005             STERLING BANCSHARES, INC.


                                   By: /s/ Stephen C. Raffaele
                                       ----------------------------------------
                                       Stephen C. Raffaele
                                       Executive Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX

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
EXHIBIT NUMBER                    DESCRIPTION OF EXHIBIT
--------------     --------------------------------------------------------
     99.1          Press Release dated April 26, 2005.
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